PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
PREPAID EXPENSES AND OTHER CURRENT ASSETS
PREPAID EXPENSES AND OTHER CURRENT ASSETS

4.  PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	December 31,
	2010	2011
Prepaid license fees and usage fee	1,353	1,627
Prepayment for IP acquisition	—	2,220
Prepaid income tax	—	1,768
Deposit for share repurchase program	—	477
Interest receivable	—	308
Rental deposits	93	76
Others	134	646
	1,580	7,122

The Company entered into a term sheet with a certain related party to acquire certain intellectual properties (“IPs”) for future business development. As of December 31, 2011, the Company has paid USD2,220 as part of the deposit fee which is refundable subject to certain termination conditions, in accordance with the term sheet with the total purchase price still being negotiated, and detail terms have not yet been finalized. Please refer to Note (19) for subsequent event.